      DIRECTOR'S POWER OF ATTORNEY

THE NATIONAL GRID GROUP plc (the "Company")


REGISTRATION OF

AMERICAN DEPOSITARY SHARES

OF THE COMPANY TO BE ISSUED PURSUANT TO

THE NEW ENGLAND ELECTRIC SYSTEM COMPANIES

INCENTIVE THRIFT PLAN I AND THE

NEW ENGLAND ELECTRIC SYSTEM COMPANIES INCENTIVE THRIFT

PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

(the "Registration")



I, STEPHEN JOHN BOX, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") to be my lawful attorney in connection with the Registration on the following basis:

1.I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the "SEC") or otherwise in connection with the Registration, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary Shares to be issued pursuant to the new England Electric System Companies Incentive Thrift Plan I and the New England Electric System Companies Incentive Thrift Plan II ("Thrift Plans") and a prospectus to be circulated to participants in the Thrift Plans.

2.I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 15 February 2000.


SIGNED as a deed          )
by STEPHEN JOHN BOX     )     s/ S.J. Box
in the presence of:-     )


Witness         s/ Fiona B. Smith
Signature

Name     Fiona Smith

Address     National Grid House
          Coventry

Occupation     Company Secretary

      DIRECTOR'S POWER OF ATTORNEY

THE NATIONAL GRID GROUP plc (the "Company")


REGISTRATION OF

AMERICAN DEPOSITARY SHARES

OF THE COMPANY TO BE ISSUED PURSUANT TO

THE NEW ENGLAND ELECTRIC SYSTEM COMPANIES

INCENTIVE THRIFT PLAN I AND THE

NEW ENGLAND ELECTRIC SYSTEM COMPANIES INCENTIVE THRIFT

PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

(the "Registration")



I, WOLBERT GERRETSEN, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") to be my lawful attorney in connection with the Registration on the following basis:

1.I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the "SEC") or otherwise in connection with the Registration, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary Shares to be issued pursuant to the new England Electric System Companies Incentive Thrift Plan I and the New England Electric System Companies Incentive Thrift Plan II ("Thrift Plans") and a prospectus to be circulated to participants in the Thrift Plans.

2.I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 15 February 2000.


SIGNED as a deed          )
by WOLBERT GERRETSEN     )     s/ WOLBERT GERRETSEN
in the presence of:-     )


Witness         s/ Fiona B. Smith
Signature

Name     Fiona Smith

Address     National Grid House
          Coventry

Occupation     Company Secretary


      DIRECTOR'S POWER OF ATTORNEY

THE NATIONAL GRID GROUP plc (the "Company")


REGISTRATION OF

AMERICAN DEPOSITARY SHARES

OF THE COMPANY TO BE ISSUED PURSUANT TO

THE NEW ENGLAND ELECTRIC SYSTEM COMPANIES

INCENTIVE THRIFT PLAN I AND THE

NEW ENGLAND ELECTRIC SYSTEM COMPANIES INCENTIVE THRIFT

PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

(the "Registration")



I, JAMES HOOD ROSS, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") to be my lawful attorney in connection with the Registration on the following basis:

1.I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the "SEC") or otherwise in connection with the Registration, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary Shares to be issued pursuant to the new England Electric System Companies Incentive Thrift Plan I and the New England Electric System Companies Incentive Thrift Plan II ("Thrift Plans") and a prospectus to be circulated to participants in the Thrift Plans.

2.I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 15 February 2000.


SIGNED as a deed          )
by JAMES HOOD ROSS     )     s/ James H. Ross
in the presence of:-     )


Witness         s/ Fiona B. Smith
Signature

Name     Fiona Smith

Address     National Grid House
          Coventry

Occupation     Company Secretary


      DIRECTOR'S POWER OF ATTORNEY

THE NATIONAL GRID GROUP plc (the "Company")


REGISTRATION OF

AMERICAN DEPOSITARY SHARES

OF THE COMPANY TO BE ISSUED PURSUANT TO

THE NEW ENGLAND ELECTRIC SYSTEM COMPANIES

INCENTIVE THRIFT PLAN I AND THE

NEW ENGLAND ELECTRIC SYSTEM COMPANIES INCENTIVE THRIFT

PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

(the "Registration")



I, DAVID HAROLD JONES, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") to be my lawful attorney in connection with the Registration on the following basis:

1.I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the "SEC") or otherwise in connection with the Registration, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary Shares to be issued pursuant to the new England Electric System Companies Incentive Thrift Plan I and the New England Electric System Companies Incentive Thrift Plan II ("Thrift Plans") and a prospectus to be circulated to participants in the Thrift Plans.

2.I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 15 February 2000.


SIGNED as a deed          )
by DAVID HAROLD JONES     )     s/ D. H. Jones
in the presence of:-     )


Witness         s/ Fiona B. Smith
Signature

Name     Fiona Smith

Address     National Grid House
          Coventry

Occupation     Company Secretary


      DIRECTOR'S POWER OF ATTORNEY

THE NATIONAL GRID GROUP plc (the "Company")


REGISTRATION OF

AMERICAN DEPOSITARY SHARES

OF THE COMPANY TO BE ISSUED PURSUANT TO

THE NEW ENGLAND ELECTRIC SYSTEM COMPANIES

INCENTIVE THRIFT PLAN I AND THE

NEW ENGLAND ELECTRIC SYSTEM COMPANIES INCENTIVE THRIFT

PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

(the "Registration")



I, ROGER JOHN URWIN, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") to be my lawful attorney in connection with the Registration on the following basis:

1.I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the "SEC") or otherwise in connection with the Registration, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary Shares to be issued pursuant to the new England Electric System Companies Incentive Thrift Plan I and the New England Electric System Companies Incentive Thrift Plan II ("Thrift Plans") and a prospectus to be circulated to participants in the Thrift Plans.

2.I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 15 February 2000.


SIGNED as a deed          )
by ROGER JOHN URWIN     )     s/ R.J. Urwin
in the presence of:-     )


Witness         s/ Fiona B. Smith
Signature

Name     Fiona Smith

Address     National Grid House
          Coventry

Occupation     Company Secretary


      DIRECTOR'S POWER OF ATTORNEY

THE NATIONAL GRID GROUP plc (the "Company")


REGISTRATION OF

AMERICAN DEPOSITARY SHARES

OF THE COMPANY TO BE ISSUED PURSUANT TO

THE NEW ENGLAND ELECTRIC SYSTEM COMPANIES

INCENTIVE THRIFT PLAN I AND THE

NEW ENGLAND ELECTRIC SYSTEM COMPANIES INCENTIVE THRIFT

PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

(the "Registration")



I, RICHARD GURDON REYNOLDS, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") to be my lawful attorney in connection with the Registration on the following basis:

1.I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the "SEC") or otherwise in connection with the Registration, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary Shares to be issued pursuant to the new England Electric System Companies Incentive Thrift Plan I and the New England Electric System Companies Incentive Thrift Plan II ("Thrift Plans") and a prospectus to be circulated to participants in the Thrift Plans.

2.I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 15 February 2000.


SIGNED as a deed          )
by RICHARD GURDON REYNOLDS     )     s/ R.G. Reynolds
in the presence of:-     )


Witness         s/ Fiona B. Smith
Signature

Name     Fiona Smith

Address     National Grid House
          Coventry

Occupation     Company Secretary


      DIRECTOR'S POWER OF ATTORNEY

THE NATIONAL GRID GROUP plc (the "Company")


REGISTRATION OF

AMERICAN DEPOSITARY SHARES

OF THE COMPANY TO BE ISSUED PURSUANT TO

THE NEW ENGLAND ELECTRIC SYSTEM COMPANIES

INCENTIVE THRIFT PLAN I AND THE

NEW ENGLAND ELECTRIC SYSTEM COMPANIES INCENTIVE THRIFT

PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

(the "Registration")



I, JOHN ALBERT MARTIN GRANT, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") to be my lawful attorney in connection with the Registration on the following basis:

1.I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the "SEC") or otherwise in connection with the Registration, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary Shares to be issued pursuant to the new England Electric System Companies Incentive Thrift Plan I and the New England Electric System Companies Incentive Thrift Plan II ("Thrift Plans") and a prospectus to be circulated to participants in the Thrift Plans.

2.I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 15 February 2000.


SIGNED as a deed          )
by JOHN ALBERT MARTIN GRANT     )     s/ J. Grant
in the presence of:-     )


Witness         s/ Fiona B. Smith
Signature

Name     Fiona Smith

Address     National Grid House
          Coventry

Occupation     Company Secretary


      DIRECTOR'S POWER OF ATTORNEY

THE NATIONAL GRID GROUP plc (the "Company")


REGISTRATION OF

AMERICAN DEPOSITARY SHARES

OF THE COMPANY TO BE ISSUED PURSUANT TO

THE NEW ENGLAND ELECTRIC SYSTEM COMPANIES

INCENTIVE THRIFT PLAN I AND THE

NEW ENGLAND ELECTRIC SYSTEM COMPANIES INCENTIVE THRIFT

PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

(the "Registration")



I, ROBERT FREDERICK WILLIAM FAIRCLOTH, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") to be my lawful attorney in connection with the Registration on the following basis:

1.I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the "SEC") or otherwise in connection with the Registration, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary Shares to be issued pursuant to the new England Electric System Companies Incentive Thrift Plan I and the New England Electric System Companies Incentive Thrift Plan II ("Thrift Plans") and a prospectus to be circulated to participants in the Thrift Plans.

2.I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 15 February 2000.


SIGNED as a deed          )
by ROBERT FREDERICK WILLIAM FAIRCLOTH     )     s/ Robert F.W. Faircloth
in the presence of:-     )


Witness         s/ Fiona B. Smith
Signature

Name     Fiona Smith

Address     National Grid House
          Coventry

Occupation     Company Secretary